UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2011

MedClean Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-03125	21-0661726
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

3 Trowbridge Drive
Bethel, CT 06801
(Address of principal executive offices, including zip code)

(203) 798-1080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 29, 2011, the board of directors of MedClean Technologies, Inc. (the “Company”) voted to dismiss Child, Van Wagoner & Bradshaw, PLLC (“CVWB”), as the Company’s independent registered public accounting firm.

CVWB’s reports on the financial statements for the fiscal years ended December 31, 2010 and 2009 and through June 29, 2011, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2010 and 2009 and through June 29, 2011, there were no disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CVWB, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2010 and 2009 and through June 29, 2011, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to CVWB and requested CVWB to provide it with a letter addressed to the United States Securities and Exchange Commission stating whether or not CVWB agrees with the above disclosures. A copy of CVWB’s letter, dated July 13, 2011, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On June 29, 2011, the board of directors and the audit committee of the Company approved the engagement of Rosenberg Rich Baker Berman & Company, Somerset, New Jersey (“Rosenberg Rich”), as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2010 and 2009, and the subsequent interim period prior to the engagement of Rosenberg Rich, the Company has not consulted Rosenberg Rich regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Child, Van Wagoner & Bradshaw, PLLC, dated July 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCLEAN TECHNOLOGIES, INC.

Dated: July 13, 2011	By:	/s/ David Laky
Name: David Laky
Title: Chief Executive Officer